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                                                                   EXHIBIT 99.02

                          NOTICE OF GUARANTEED DELIVERY

                         MARTIN MARIETTA MATERIALS, INC.

                                OFFER TO EXCHANGE
                  ALL OUTSTANDING 6 7/8% NOTES DUE APRIL 1, 2011
              ($250,000,000 AGGREGATE PRINCIPAL AMOUNT OUTSTANDING)

                                       FOR

                          6 7/8% NOTES DUE APRIL 1, 2011
                   REGISTERED UNDER THE SECURITIES ACT OF 1933

         As set forth in the Prospectus dated         , 2001 (the "Prospectus")
of Martin Marietta Materials, Inc. (the "Company") under "The Exchange Offer--Guaranteed Delivery Procedure" and in the Letter of Transmittal (the "Letter of Transmittal") relating to the offer (the "Exchange Offer") by the Company to exchange up to $250,000,000 in aggregate principal amount of its 6 7/8% Notes due 2011 (the "New Notes") for $250,000,000 in aggregate principal amount of its 6 7/8% Notes due 2011, issued and sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Old Notes"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer of the Company if: (i) certificates for the Old Notes are not immediately available; or (ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined in the Prospectus) of the Exchange Offer. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter to the Exchange Agent.

              To: First Union National Bank (the "Exchange Agent")

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
            By Mail:                            By Overnight Carrier:                       By Hand:

    First Union National Bank                 First Union National Bank             First Union National Bank
 Corporate Trust Reorganization            Corporate Trust Reorganization                40 Broad Street
1525 West W.T. Harris Blvd., 3C3          1525 West W.T. Harris Blvd., 3C3            5th Floor, Suite 550
 Charlotte, North Carolina 28288           Charlotte, North Carolina 28262          New York, New York 10004
     Attn: Laura Richardson                    Attn: Laura Richardson
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                           By Facsimile Transmission:

                        (For Eligible Institutions Only)
                                 (704) 590-7628

                              Confirm by Telephone
                                 (704) 590-7408

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMITTAL OF THIS INSTRUMENT TO A FACSIMILE OR TELEX NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.


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Ladies and Gentlemen:

         The undersigned hereby tenders to the Company, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in the Prospectus and the Letter of Transmittal.

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
                                                                       Sign Here

Principal Amount of Old Notes                         Signature(s)
                                                                  ----------------------------------
Tendered
         ----------------------------------

Certificate Nos.                                      Please Print the Following Information

(if available)                                        Name(s)
               ----------------------------                  ---------------------------------------

Total Principal Amount                                ----------------------------------------------

  Represented by Old Notes                            Address
                                                             ---------------------------------------
  Certificate(s)
                 --------------------------           ----------------------------------------------

Account Number                                        Area Code and Tel. No(s).
               ----------------------------                                    ---------------------

Dated:                , 2001
      ----------------                                ----------------------------------------------
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                                    GUARANTEE

         The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that delivery to the Exchange Agent of certificates tendered hereby, in proper form for transfer, or delivery of such certificates pursuant to the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, is being made within five business days after the date of execution of a Notice of Guaranteed Delivery of the above-named person.

Name of Firm
            --------------------------------------------------------------------

Authorized Signature
                    ------------------------------------------------------------

Number and Street or P.O. Box
                             ---------------------------------------------------

City, State, Zip Code
                     -----------------------------------------------------------

Area Code and Tel. No.
                      ----------------------------------------------------------

Dated:               , 2001
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